FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

FINANCIAL STATEMENTS

October 31, 2011

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members

First Choice Medical Group of Brevard, LLC

We have audited the accompanying balance sheet of First Choice Medical Group of Brevard, LLC , a development stage enterprise, (the “Company”) as of October 31, 2011, and the related statement of operations, deficit in member’s equity, and cash flows for the period from September 16, 2011 (date of inception) through October 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Choice Medical Group of Brevard, LLC as of October 31, 2011, and the results of its operations and cash flows for the period September 16, 2011 (date of inception) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not generated any revenues from operations and has incurred net losses since inception. This raises substantial doubt about the Company's ability to meet its obligations and to continue as a going concern. Management's plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/RBSM LLP

New York, New York

December 27, 2013

F-2

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

BALANCE SHEET

(a development stage company)

OCTOBER 31, 2011

ASSETS
Current assets:
Cash in bank	$1,720
Total current assets	1,720

Total assets	$1,720

LIABILITIES AND MEMBER DEFICIT
Current liabilities:
Advances	$50,000
Total current liabilities	50,000

Commitments and contingencies	-

Member deficit	(48,280)

Total liabilities and member deficit	$1,720

See the accompanying notes to these financial statements

F-3

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

STATEMENT OF OPERATIONS

(a development stage company)

From September 16, 2011
(Date of Inception)
Through
October 31, 2011
OPERATING EXPENSES:
Selling, general and administrative	$8,280
Total operating expenses	8,280

NET LOSS	$(8,280)

See the accompanying notes to these financial statements

F-4

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

STATEMENT OF MEMBER DEFICIT

(a development stage company)

From September 16, 2011 (date of inception) through October 31, 2011

Balance, September 16, 2011 (date of inception)	$-

Member withdrawals	(40,000)

Net loss for the period	(8,280)

Balance, October 31, 2011	$(48,280)

See the accompanying notes to these financial statements

F-5

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

STATEMENT OF CASH FLOWS

(a development stage company)

From September 16, 2011
(Date of Inception)
Through
October 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,280)
Net cash used in operating activities	(8,280)

CASH FLOWS FROM INVESTING ACTIVITIES:	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from advances- member	50,000
Distributions to members	(40,000)
Net cash provided by financing activities	10,000

Net increase in cash and cash equivalents	1,720

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$1,720

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$-
Taxes	$-

Non cash investing and financing activities:	$-

See the accompanying notes to these financial statements

F-6

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

NOTE 1 –DESCRIPTION OF BUSINESS

First Choice Medical Group of Brevard, LLC. (“the Company”, “First Choice Medical Group”, “we”, “our”, or “us”) is a Delaware limited liability corporation formed on September 16, 2011 for the purpose of organizing and establishing a multi-specialty medical group including orthopedics (both operative and non-operative), sports medicine, pain management and neurology.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and going concern matters:

As the Company is devoting substantially all of its efforts to establishing a new business, and while planned principal operations have commenced, there has been no revenue generated from sales, the Company is considered a development stage enterprise. Accordingly, the Company's financial statements are presented in accordance with authoritative accounting guidance related to a development stage enterprise. Financial position, results of operations and cash flows of a development stage enterprise are presented in conformity with generally accepted accounting principles that apply to established operating enterprises.

As a development stage enterprise, the Company's primary efforts are devoted to establishing a multi-specialty medical practice. The Company is a development stage entity and has not established any sources of revenue to cover its operating expenses. The Company has experienced net losses and negative cash flows from operations since inception and expects these conditions to continue for the foreseeable future. In addition, the Company will require additional financing to fund future operations. The Company intends to raise additional capital to complete the development of its medical practice through member contribution/equity or debt financing and has entered into an agreement for the sale of the Company. However, there can be no assurance that these arrangements will be sufficient to fund its ongoing capital expenditures, working capital, and other cash requirements. The outcome of these matters cannot be predicted at this time.

The above factors raise substantial doubt as to the Company's ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business and do not include any adjustments that may result from the outcome of this uncertainty.

Use of estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arraignments (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. There was no effect of implementing 605-25 on the Company's financial position and results of operations.

F-7

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

Cash

The Company considers cash to consist of cash on hand and temporary investments having an original maturity of 90 days or less that are readily convertible into cash.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of October 31, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits.

First Choice Medical Group of Brevard, LLC is a limited liability company. As a result, the Company’s income for federal and state income tax purposes is reportable on the tax returns of the individual partners. Accordingly, no recognition has been made for federal or state income taxes in the accompanying financial statements of the Company.

Recent accounting pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 3 – RELATED PARTY ADVANCES

On October 5, 2011, the Company entered into a Membership Interest Purchase Agreement (“Agreement”), with FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (previously known as Medical Billing Assistance, Inc.). In connection with the Agreement, First Choice Healthcare Solutions, Inc. advanced funds to the Company towards to purchase price. The advances are non-refundable up to 50% and are non-interest bearing. As of October 31, 2011, the Company received $50,000 as advance on behalf of the member.

NOTE 4- MEMBER’S EQUITY

Anthony J. Lombardo the Founder owns 100% of the Company. Anthony J. Lombardo the Founder and CEO currently is the sole board member with 100% control of the Company.

F-8

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

As of October 31, 2011, member withdraw $40,000 from the Company.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Operating lease

On November 1, 2011, the Company’s predecessor, assumed by the Company, entered into a five-year lease for office space, with one option to renew for an additional five years, in Melbourne, FL, with monthly payments escalating from approximately $22,368 in period ending June 30, 2012 to approximately $23,731.

Future minimum lease payments under the operating lease are as follows:

Year Ending October 31,
2012	$271,106
2013	279,239
2014	189,846
$740,191

Agreement for the sale of Company.

On October 5, 2011, the Company’s member entered into a Membership Interest Purchase Agreement ("Agreement") to sell all of the issued and outstanding membership interests to FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (previously known as Medical Billing Assistance, Inc) for a purchase price of the lower of an appraisal by Professional Business Brokers, an independent valuation firm, or $4,000,000.

The closing of the purchase and sale shall occur with ten business days following the date on which the later to occur of the (1) the date on which the Florida Agency for Health Care Administration has informed the Company that all requirements have been met for issuing the license required for a health care clinic as defined and regulated by Florida Statutes and (2) the date on which the parties have met and complied with the requirements under applicable rules and regulations of the Centers for Medicare and Medicaid Services with respect to a change in ownership provider.

If the seller fails or refuses to close on the transaction within thirty days after notification that the conditions to close are met, or if the seller fails to meet the certain conditions, as defined, within thirty days after notification, the seller shall repay to the Company all amounts previous advanced immediately upon demand plus interest at an annual rate of 8%.  The seller has pledged its assets to the Company as collateral as security. (See Subsequent Events Note 6 below)

If the buyer fails or refuses to close on the transaction, advances are non-refundable up to 50% and are non-interest bearing.

Employment and Consulting Agreements

On October 5, 2011, the Company entered into a management services agreement with FCID Medical, Inc., (a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (previously known as Medical Billing Assistance, Inc.) whereby FCID Medical, Inc. will maintain present leases or negotiate leases or purchase contracts on the Company’s behalf, provide use of assets and provide supplies, provide administrative functions and other support functions for a fee of not less than $150,000 per month, however the management fee share not exceed the fair market value of the services provided.

The management services agreement expires on December 31, 2015 and automatically renews for additional five years, unless either party provides notification.

F-9

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

Litigation

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not aware of any such legal proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855 “Subsequent Events”, the Company has evaluated subsequent events through the date the financial statements are available to be issued, December 27, 2013.

Sale of Company

On October 5, 2011, the Company’s members entered into a Membership Interest Purchase Agreement ("Agreement") to sell all of their issued and outstanding membership interests to FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc.  On April 2, 2012, the Agreement closed with a total acquisition price of $2,524,000 comprised of previously advanced funds of $1,645,439, issuance of promissory note of $175,712 and the issuance of 244,045 shares of First Choice Healthcare Solutions, Inc.'s common stock valued at $702,849

F-10